EXHIBIT 99.42

mission data compare

Data Compare Summary (Total)

Verus 2023-1

Run Date - 12/9/2022 07:30:00 AM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	0	9	0.00%
Borrower Last Name	0	9	0.00%
Coborrower First Name	0	9	0.00%
Coborrower Last Name	0	9	0.00%
# of Units	0	9	0.00%
Contract Sales Price	0	2	0.00%
Debt Service Coverage Ratio	6	7	85.71%	All variances were the result of rounding differences or other variations in what was captured from the credit reports. Mission verified all captured DSCR ratios met Guidelines.
Borrower Qualifying FICO	0	9	0.00%
Borrower Qualifying DTI	0	9	0.00%
Borrower Total Income	0	9	0.00%
Occupancy	0	9	0.00%
First Payment Date	0	9	0.00%
Primary Appraised Value for LTV	0	9	0.00%
Note Date	0	9	0.00%
Note Type	0	9	0.00%
Original Note Interest Rate	0	9	0.00%
First Interest Rate Change Date	0	9	0.00%
Original Loan Amount	0	9	0.00%
Original LTV	3	9	33.33%
Original P&I	0	9	0.00%
Property Type	1	9	11.11%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements with verification from the property appraisal.
Purpose	0	9	0.00%
Refi Purpose	4	7	57.14%	Refi Purpose variations were a result of enumeration differences between the client bid tape and ASF Refi purpose designations. Mission verified in each case that the refi purpose met guideline requirements with verification from the property appraisal.
Property Street	1	9	11.11%
Property City	0	9	0.00%
Property State	0	9	0.00%
Property Zip	0	9	0.00%